

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/13/2005       11:07:34 CARVE Version 47.0  /u/dsouzad/deal/top19/050713/top19.050713.carve
MSC     MSC SERIES 2005-TOP19 FITCH/S&P (07/13/2005)                    CLASS X1
------------------------------------------------------------------------------------------------------------------------------------

Class             X1                Settlement Date     07/28/2005  Coupon          -1.00000             Cusip            N/A
Original Balance  1,228,438,747.44  Dated Date          07/01/2005  Delay           11                   Yield Table Date 07/13/2005
Current Balance   1.00              First Payment Date  08/12/2005  Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA           Next Payment Date   08/12/2005  Orig Deal Size  1,228,438,747.44     Yield Day Count  30/360
Market Desc       N/A               Payment Freq        Monthly     Num of Tranches 34
Factor            1.00000000        Interest Freq       Monthly     Deal Age        0




TRIGGER                    OPTIONALCALL    OPTIONALCALL   OPTIONALCALL    OPTIONALCALL   OPTIONALCALL   OPTIONALCALL
                           YES             YES            YES             YES            YES            YES
PREPAY                     (!YM) CPR 100   CPR 0          CPR 25          CPR 50         CPR 75         CPR 100
DEFAULT

ADVANCES
RECV MNTH
RECV DISTR
LOSSES
BALL EXT
------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------

                 0.6588         17.7173         18.1460        18.2533         20.8622        23.4848        28.2327
                 0.7213         15.9325         16.3714        16.1932         18.4814        20.7573        24.6970
                 0.7838         14.3501         14.7980        14.3889         16.4155        18.4143        21.7337
                 0.8463         12.9321         13.3877        12.7888         14.5985        16.3714        19.2033
                 0.9088         11.6497         12.1122        11.3549         12.9820        14.5678        17.0086
                 0.9713         10.4810         10.9496        10.0587         11.5300        12.9588        15.0803
                 1.0338          9.4088          9.8829         8.8781         10.2151        11.5103        13.3674
                 1.0963          8.4196          8.8985         7.7956          9.0158        10.1962        11.8315
                 1.1588          7.5021          7.9855         6.7976          7.9151         8.9961        10.4430
                 1.2213          6.6475          7.1349         5.8727          6.8995         7.8935         9.1789
                 1.2838          5.8482          6.3392         5.0118          5.9578         6.8751         8.0209
                 1.3463          5.0979          5.5922         4.2073          5.0809         5.9303         6.9543
                 1.4088          4.3915          4.8888         3.4528          4.2611         5.0499         5.9670
                 1.4713          3.7244          4.2245         2.7428          3.4922         4.2266         5.0493
                 1.5338          3.0927          3.5953         2.0729          2.7686         3.4540         4.1928
                 1.5963          2.4932          2.9981         1.4390          2.0858         2.7269         3.3906
                 1.6588          1.9228          2.4300         0.8378          1.4397         2.0405         2.6369
                 1.7213          1.3792          1.8884         0.2663          0.8270         1.3910         1.9266
                 1.7838          0.8601          1.3711        -0.2781          0.2446         0.7749         1.2556
                 1.8463          0.3635          0.8761        -0.7977         -0.3101         0.1892         0.6199
                 1.9088         -0.1124          0.4019        -1.2944         -0.8394        -0.3686         0.0166
------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       8.99            9.13           7.87            7.34           7.07           6.76
MOD DURATION @ 1.2838              6.27            6.30           5.84            5.35           4.95           4.37
SPREAD INTERP. @ 1.2838             175             223            96              193            286            401

TRIGGER                           OPTIONALCALL   OPTIONALCALL   OPTIONALCALL   OPTIONALCALL   OPTIONALCALL YES
                                  YES            YES            YES            YES
PREPAY                            (!YM) CPR 100  (!YM) CPR 100  (!YM) CPR 100  CPR 0          CPR 0
DEFAULT                           CDR 0  24      CDR 0  24      CDR 0 24
                                  1              2              3
ADVANCES                          YES            YES            YES
RECV MNTH                         12             12             12
RECV DISTR                        100 1          100 1          100 1
LOSSES                            0.35           0.35           0.35
BALL EXT                                                                   25% 24 MOS       50% 24 MOS
-----------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------

                 0.6588                16.1836        15.2051        14.5290        19.1605        20.0698
                 0.7213                14.3910        13.4433        12.8017        17.4284        18.3656
                 0.7838                12.8015        11.8826        11.2728        15.8940        16.8559
                 0.8463                11.3766        10.4848         9.9044        14.5198        15.5038
                 0.9088                10.0878         9.2213         8.6683        13.2778        14.2816
                 0.9713                 8.9129         8.0703         7.5429        12.1465        13.1683
                 1.0338                 7.8348         7.0146         6.5113        11.1092        12.1474
                 1.0963                 6.8396         6.0409         5.5601        10.1524        11.2057
                 1.1588                 5.9165         5.1380         4.6785         9.2656        10.3326
                 1.2213                 5.0563         4.2970         3.8577         8.4397         9.5195
                 1.2838                 4.2516         3.5106         3.0904         7.6676         8.7591
                 1.3463                 3.4960         2.7726         2.3705         6.9432         8.0456
                 1.4088                 2.7844         2.0776         1.6929         6.2613         7.3739
                 1.4713                 2.1121         1.4214         1.0531         5.6176         6.7397
                 1.5338                 1.4754         0.8001         0.4476         5.0082         6.1392
                 1.5963                 0.8709         0.2103        -0.1271         4.4300         5.5693
                 1.6588                 0.2957        -0.3506        -0.6736         3.8801         5.0273
                 1.7213                -0.2528        -0.8854        -1.1944         3.3561         4.5107
                 1.7838                -0.7766        -1.3961        -1.6917         2.8559         4.0174
                 1.8463                -1.2780        -1.8846        -2.1673         2.3774         3.5456
                 1.9088                -1.7584        -2.3527        -2.6230         1.9191         3.0934
-----------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                              8.78           8.58           8.38           9.56           9.97
MOD DURATION @ 1.2838                     6.23           6.38           6.54           6.50           6.60
SPREAD INTERP. @ 1.2838                     16            -57            -98            355            462


                                                                     Page 1 of 2

This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/13/2005       11:07:34 CARVE Version 47.0  /u/dsouzad/deal/top19/050713/top19.050713.carve
MSC      MSC SERIES 2005-TOP19 FITCH/S&P (07/13/2005)                           CLASS X2
------------------------------------------------------------------------------------------------------------------------------------

Class             X2                Settlement Date     07/28/2005 Coupon          -1.00000             Cusip             N/A
Original Balance  1,202,407,000.00  Dated Date          07/01/2005 Delay           11                   Yield Table Date  07/13/2005
Current Balance   1,202,407,000.00  First Payment Date  08/12/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AAA/AAA           Next Payment Date   08/12/2005 Orig Deal Size  1,228,438,747.44     Yield Day Count   30/360
Market Desc       N/A               Payment Freq        Monthly    Num of Tranches 34
Factor            1.00000000        Interest Freq       Monthly    Deal Age        0




TRIGGER                  OPTIONALCALL     OPTIONALCALL    OPTIONALCALL     OPTIONALCALL    OPTIONALCALL    OPTIONALCALL
                         YES              YES             YES              YES             YES             YES
PREPAY                   (!YM) CPR 100    CPR 0           CPR 25           CPR 50          CPR 75          CPR 100
DEFAULT

ADVANCES
RECV MNTH
RECV DISTR
LOSSES
BALL EXT
-------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-------------------------------------------------------------------------------------------------------------------------

                 2.0597        13.3527         13.3527         15.4560          14.8282         14.1294         13.0414
                 2.1222        12.2853         12.2853         14.3331          13.6702         12.9572         11.8640
                 2.1847        11.2695         11.2695         13.2648          12.5694         11.8438         10.7469
                 2.2472        10.3009         10.3009         12.2467          11.5211         10.7841          9.6849
                 2.3097         9.3760          9.3760         11.2748          10.5211          9.7740          8.6737
                 2.3722         8.4913          8.4913         10.3456           9.5656          8.8095          7.7090
                 2.4347         7.6439          7.6439          9.4559           8.6514          7.8871          6.7875
                 2.4972         6.8311          6.8311          8.6029           7.7755          7.0039          5.9057
                 2.5597         6.0505          6.0505          7.7841           6.9351          6.1570          5.0608
                 2.6222         5.3000          5.3000          6.9971           6.1278          5.3439          4.2503
                 2.6847         4.5775          4.5775          6.2397           5.3515          4.5623          3.4718
                 2.7472         3.8813          3.8813          5.5102           4.6040          3.8102          2.7230
                 2.8097         3.2097          3.2097          4.8068           3.8837          3.0856          2.0022
                 2.8722         2.5613          2.5613          4.1277           3.1887          2.3869          1.3075
                 2.9347         1.9345          1.9345          3.4717           2.5176          1.7125          0.6373
                 2.9972         1.3283          1.3283          2.8374           1.8690          1.0609         -0.0099
                 3.0597         0.7413          0.7413          2.2235           1.2416          0.4308         -0.6354
                 3.1222         0.1726          0.1726          1.6288           0.6341         -0.1790         -1.2405
                 3.1847        -0.3788         -0.3788          1.0524           0.0456         -0.7696         -1.8264
                 3.2472        -0.9138         -0.9138          0.4933          -0.5251         -1.3420         -2.3940
                 3.3097        -1.4334         -1.4334         -0.0494          -1.0788         -1.8973         -2.9443
-------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      6.05            6.05            6.00             5.65            5.40            5.15
MOD DURATION @ 2.6847             3.23            3.23            3.08             3.00            2.99            3.00
SPREAD INTERP. @ 2.6847             60              60             226              139              61             -47

TRIGGER                              OPTIONALCALL    OPTIONALCALL     OPTIONALCALL    OPTIONALCALL    OPTIONALCALL YES
                                     YES             YES              YES             YES
PREPAY                               (!YM) CPR 100   (!YM) CPR 100    (!YM) CPR 100   CPR 0           CPR 0
DEFAULT                              CDR 0  24       CDR 0  24        CDR 0 24
                                     1               2                3
ADVANCES                             YES             YES              YES
RECV MNTH                            12              12               12
RECV DISTR                           100 1           100 1            100 1
LOSSES                               0.35            0.35             0.35
BALL EXT                                                                       25% 24 MOS       50% 24 MOS
-----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------

                 2.0597                  13.3527        1 3.3527         13.3527          13.3527       13.3522
                 2.1222                  12.2853        1 2.2853         12.2853          12.2853       12.2848
                 2.1847                  11.2695        1 1.2695         11.2695          11.2695       11.2690
                 2.2472                  10.3009        1 0.3009         10.3009          10.3009       10.3004
                 2.3097                   9.3760          9.3760          9.3760           9.3760        9.3754
                 2.3722                   8.4913          8.4913          8.4913           8.4913        8.4907
                 2.4347                   7.6439          7.6439          7.6439           7.6439        7.6433
                 2.4972                   6.8311          6.8311          6.8311           6.8311        6.8306
                 2.5597                   6.0505          6.0505          6.0505           6.0505        6.0500
                 2.6222                   5.3000          5.3000          5.3000           5.3000        5.2995
                 2.6847                   4.5775          4.5775          4.5775           4.5775        4.5770
                 2.7472                   3.8813          3.8813          3.8813           3.8813        3.8808
                 2.8097                   3.2097          3.2097          3.2097           3.2097        3.2092
                 2.8722                   2.5613          2.5613          2.5613           2.5613        2.5607
                 2.9347                   1.9345          1.9345          1.9345           1.9345        1.9339
                 2.9972                   1.3283          1.3283          1.3283           1.3283        1.3277
                 3.0597                   0.7413          0.7413          0.7413           0.7413        0.7407
                 3.1222                   0.1726          0.1726          0.1726           0.1726        0.1721
                 3.1847                  -0.3788        - 0.3788         -0.3788          -0.3788       -0.3794
                 3.2472                  -0.9138        - 0.9138         -0.9138          -0.9138       -0.9144
                 3.3097                  -1.4334        - 1.4334         -1.4334          -1.4334       -1.4340
AVERAGE LIFE                                6.05            6.05            6.05             6.05          6.05
MOD DURATION @ 2.6847                       3.23            3.23            3.23             3.23          3.23
SPREAD INTERP. @ 2.6847                       60              60              60               60            60


                                                                     Page 2 of 2

 This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.